UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event) reported : August 7, 2008

HYPERDYNAMICS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other jurisdiction of incorporation or organization)

001-32490	87-0400335
(Commission File Number)	(IRS Employer Identification No.)

One Sugar Creek Center Blvd., #125
Sugar Land, Texas 77478
(Address of principal executive offices, including zip code)

voice: (713) 353-9400	fax: (713) 353-9421

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

We received official Republic of Guinea government correspondence dated August 7, 2008 signed by Mr. Alpha Ibrahima Keira who is the Minister Secretary General of the Presidency of the Republic of Guinea. The Minister Secretary General’s primary responsibility is to communicate and effect policy as directed and approved by President Lansana Conte, the Chief of State of The Republic of Guinea.  The letter recognizes our immediate schedule for 3D seismic survey operations and our subsequent oil drilling program.  In the letter Mr. Keira also expressed his satisfaction with the work that we have already done pursuant to our 2006 Production Sharing Contract (“2006 PSC”) with the Guinea government and he urged us to continue our work.

Item 9.01	Exhibits.

(d)

Exhibit
Number	Description

10.1	Original letter in French language

10.2	English translation of letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERDYNAMICS CORPORATION

(signed)
Date: August 12, 2008	By: /s/ Kent Watts
Kent Watts